CALVERT
VARIABLE
SERIES, INC.

CALVERT
SOCIAL
PORTFOLIOS


ANNUAL REPORT
DECEMBER 31, 1998

CALVERT VARIABLE SERIES, INC.
CALVERT SOCIAL MONEY MARKET PORTFOLIO

Managed by Calvert Asset Management Company, Inc.

Dear Investor:
During most of the year, the Federal Reserve remained on hold, leaving the federal funds rate unchanged while monitoring the impact of the Asian financial crisis on the domestic economy. As the financial crisis spread, the negative effects on our own markets became more apparent. Buyers became increasingly credit conscious, and liquidity in the bond markets began drying up. There were few buyers for anything other than U.S. government guaranteed issues. Pressure on the Federal Reserve to step in and provide liquidity to the markets increased, and in September the Fed made the first of three 25 basis point rate cuts.

Performance and Strategy
Your portfolio returned 5.14% (exclusive of any sales or account charges) for the one-year period ending December 31, 1998. This was a bit above the 5.10% return for the average variable annuity money market fund tracked by Lipper.

We continue to invest heavily in variable rate demand notes backed by letters of credit from commercial banks. While these securities reset their rates regularly and have therefore been more vulnerable to quick downward adjustments during this Fed easing cycle, they have still performed very well. The absolute yield remains high compared to many other security types, and when measured on a spread basis to the federal funds rate, they are cheaper than they were before the Fed easing cycle began.

Outlook
It is difficult to predict how the economy will perform in the months ahead. The U.S. unemployment rate is extremely low by recent historical standards, and consumers continue to spend at a robust pace. However, several of our primary international trading partners (Canada, Mexico and Brazil in particular) are facing economic challenges, conditions we believe will continue to impact domestic manufacturers and eventually consumers. The consumer has shown remarkable resilience this past year, but should the stock market falter, this could come to an end. We can also not discount the possibility of another international crisis spooking the markets. We believe the Fed will continue to monitor these events closely, and, in general, we find it more likely that interest rates will remain stable or trend down slightly over the coming months.

We appreciate your investment in the Calvert Variable Series Social Money Market Portfolio.

Sincerely,

/s/

Barbara J. Krumsiek
President and CEO

January 19, 1999

Calvert Social Money Market Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Money Market Portfolio. Performance of the two funds will differ.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations, statement of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Calvert Social Money Market, (one of the portfolios comprising Calvert Variable Series, Inc., hereafter referred to as the "Fund"), at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. Theses financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodian and brokers provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Baltimore, Maryland
February 5, 1999

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

                                                 Principal
Corporate Obligations - 74.7%                       Amount            Value
Alabama State Industrial Development Authority, Mitchell
     Grocery, VRDN, 5.50%, 5/1/10,
     LOC: Regions Bank *                          $300,000         $300,000
Alabama State Industrial Development Authority,
     Simcala, Inc., VRDN, 5.30%, 12/1/19,
     LOC: Nationsbank *                            460,000          460,000
American Baptist Homes Certificate of Participation
     VRDN, 5.75%, 10/1/27, LOC: Banque
     Natl de Paris *                               447,000          447,000
Aspen Institute, Inc., VRDN, 5.18%, 12/1/04,
     LOC: First National Bank of Maryland *        440,000          440,000
Bel Air, LLC. VRDN, 5.30%, 12/1/15,
     LOC: Amsouth Bank *                           270,000          270,000
Betters Group LP. VRDN, 5.30%, 2/1/12,
     LOC: Century National Bank and Trust,
     Confirming LOC: Mellon Bank *                 450,000          450,000
Blount/Strange Realty Holdings, LLC. VRDN, 5.30%, 7/1/16,
     LOC: Regions Bank *                           200,000          200,000
Botsford General Hospital VRDN, 5.50%, 2/15/27,
     LOC: Michigan National *                      350,000          350,000
Clinic Building, Inc., VRDN, 5.79%, 12/1/18
     LOC: Rabobank Nederland *                     450,000          450,000
Colorado Health Facilities Authority Revenue
     VRDN, 5.80%, 2/1/25, LOC: Kredietbank *       375,000          375,000
IPC Industries, Inc., VRDN, 5.30%, 10/1/11,
     LOC: National Bank of Canada *                370,000          370,000
La Mirada, California Industrial Development Authority,
     Rykoff Sexton,VRDN, 5.70%, 12/1/26,
     LOC: First National Bank of Chicago *         250,000          250,000
Massachusetts Nursing Homes LP.
     VRDN, 5.70%, 11/15/13, LOC: American National
     Bank and Trust *                              340,000          340,000
Memphis Center City Revenue Financial Corp.,
     VRDN, 5.60%, 11/1/30, LOC: National Bank
     of Comm TN *                                  225,000          225,000
Meriter Management Services, Inc.,
     VRDN, 5.70%, 12/1/16, LOC:
     Firstar Bank *                                200,000          200,000
Mississippi Business Financial Corp.,
     VRDN, 5.50%, 11/1/06, LOC:
     Marshall & Ilsley Bank *                      425,000          425,000
Mississippi Business Financial Corp.,
     VRDN, 5.50%, 11/1/12, LOC: Mercantile
     Bank *                                        400,000          400,000
Montgomery Cancer Center, LLC.
     VRDN, 5.30%, 10/1/12, LOC:
     Southtrust Bank *                             130,000          130,000
Montgomery County, Kentucky Industrial Development Revenue,
     Fireblanking, VRDN, 5.30%, 8/1/06,
     LOC: Fleet Bank *                             209,000          209,000
Physicians Plus Medical Group
     VRDN, 5.65%, 8/1/16, LOC:
     LaSalle Bank *                                270,000          270,000
San Jose Financing Authority Revenue
     VRDN, 5.90%, 12/1/25, BPA: Bank of
     Nova Scotia, INSUR: AMBAC *                   350,000          350,000
Sault Ste Marie, Michigan
     VRDN, 5.55%, 6/1/03, LOC: First America
     Bank, MI *                                    120,000          120,000

                                                 Principal
Corporate Obligations (Cont'd)                      Amount            Value
St. Paul, Minnesota Housing and Redevelopment
     Authority VRDN, 5.80%, 6/1/15,
     LOC: Credit Local de France *                $280,000         $280,000
St. Joseph County Economic Development
     Revenue VRDN, 5.53%, 6/1/27,
     LOC: FHLB - Indianapolis *                    310,000          310,000
South Cent Communications Corp., VRDN, 5.30%, 6/1/13,
     LOC: Citizens National Bank,
     Confirming LOC: Suntrust Bank *                25,000           25,000
TLC Holdings, LLC.
     VRDN, 5.30%, 6/1/26, LOC: Columbus
     Bank and Trust *                              350,000          350,000
Washington State Housing Finance Authority, Glenbrook
     Apartments, VRDN, 5.70%, 7/1/29,
     LOC: Bank One, AZ *                           230,000          230,000
Whetstone Care Center, LLC.
     VRDN, 5.44%, 1/1/18, LOC: Fifth
     Third Bank *                                    5,000            5,000
W.L. Petrey Wholesale, Inc., Industrial Development
     Bond VRDN, 5.30%, 3/1/11, LOC:
     Southtrust Bank, AL *                         145,000          145,000

         Total Corporate Obligations (Cost $8,376,000)            8,376,000

U.S. Government Agencies and
Instrumentalities - 16.6%
Federal Farm Credit Bank, 5.03%, 2/22/99           163,000          161,816
Federal Home Loan Bank, 5.00%, 3/15/99             100,000           98,986
Federal Home Loan Mortgage Corp.,
     4.98%, 3/5/99                                 500,000          495,642
Federal Home Loan Mortgage Corp.,
     4.91%, 3/25/99                                500,000          494,340
Federal National Mortgage Assn.,
     5.04%, 2/4/99                                 308,000          306,534
Federal National Mortgage Assn.,
     5.09%, 2/12/99                                206,000          204,776
Federal National Mortgage Assn.,
     5.00%, 3/2/99                                 100,000           99,167

         Total U.S. Government Agencies and Instrumentalities
         (Cost $1,861,261)                                        1,861,261

Municipal Obligations - 8.3%
Gardena, California Certificates of Participation
     VRDN, 7.66%, 7/1/25, LOC: Sumitomo Trust and Banking,
     Confirming LOC: Dai-Ichi Kango Bank *         400,000          400,000
Texas State VRDN, 5.66%, 12/1/27,
     TOA: Citibank *                               151,000          151,000
Village of Schaumberg, Illinois
     VRDN, 5.75%, 12/1/20, BPA: First National
     Bank Chicago *                                150,000          150,000
Virginia State Housing Development Authority
     VRDN, 6.00%, 1/1/47 *                         225,000          225,000

         Total Municipal Obligations (Cost $926,000)                926,000

              TOTAL INVESTMENTS
                (Cost $11,163,261) - 99.6%                       11,163,261
              Other assets in excess of liabilites - 0.4%            41,732
              NET ASSETS - 100%                                 $11,204,993

* Optional tender features give these securities a shorter effective maturity date.

Explanation of Guarantees:
BPA: Bond-Purchase Agreement
LOC: Letter of Credit
TOA: Tender Option Agreement

Abbreviations:
AMBAC: American Municipal Bond Assurance Corp.
INSUR: Insurance
VRDN: Variable Rate Demand Notes

See notes to financial statements.

MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets
Investments in securities, at value            $11,163,261
Cash                               7,572
Interest receivable                                 44,736
Other assets                                           139
     Total assets                               11,215,708

Liabilities
Payable to Calvert Asset Management
     Company, Inc.                                   5,903
Payable to Calvert Shareholder Services, Inc.          289
Accrued expenses and other liabilities               4,523
     Total liabilities                              10,715
         Net assets                            $11,204,993

Net Assets Consist of:
Par value and paid-in capital applicable to
     11,209,260 shares of common
     stock outstanding; $1 par value,
     35,000,000 shares authorized              $11,204,684
Undistributed net investment income (loss)             309

         Net Assets                            $11,204,993

         Net Asset Value per Share                   $1.00

See notes to financial statements.

MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

Net Investment Income
Investment Income
     Interest income                              $551,064
         Total investment income                   551,064

Expenses
     Investment advisory fee                        48,868
     Transfer agency fees and expenses               2,932
     Directors' fees and expenses                      958
     Custodian fees                                  7,916
     Registration fees                               1,996
     Reports to shareholders                           578
     Professional fees                               1,028
     Miscellaneous                                     319
         Total expenses                             64,595
         Fees paid indirectly                      (3,457)
              Net expenses                          61,138

                   Net Investment Income           489,926

              Increase (Decrease) in Net Assets
               Resulting From Operations          $489,926

See notes to financial statements.

MONEY MARKET PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                Year ended       Year ended
                                              December 31,     December 31,
Increase (Decrease) in Net Assets                     1998             1997
Operations
     Net investment income                        $489,926         $308,873

         Increase (Decrease) in Net Assets
         Resulting From Operations                 489,926          308,873

Distributions to shareholders from
     Net investment income                       (490,032)        (308,800)

Capital share transactions
     Shares sold                                31,692,032       15,330,449
     Reinvestment of distributions                 488,559          308,800
     Shares redeemed                          (27,217,376)     (13,775,667)
         Total capital share transactions                         4,963,215
1,863,582

Total Increase (Decrease) in Net Assets          4,963,109        1,863,655

Net Assets
Beginning of year                                6,241,884        4,378,229
End of year (including undistributed net investment
     income of $309 and $415, respectively)     11,204,993        6,241,884

Capital Share Activity
     Shares sold                                31,692,032       15,330,449
     Reinvestment of distributions                 488,559          308,800
     Shares redeemed                          (27,217,376)     (13,775,667)
     Total capital share activity                4,963,215        1,863,582

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A -- Significant Accounting Policies

General: Calvert Social Money Market Portfolio (formerly, Calvert Responsibly Invested Money Market Portfolio) (the "Portfolio"), a series of Calvert Variable Series, Inc. (formerly Acacia Capital Corporation) (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: All securities are valued at amortized cost, which approximates market.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life

Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .50% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $750 for each Board meeting attended plus an annual fee of $3,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

The cost of investments owned at December 31, 1998, was substantially the same for federal income tax and financial reporting purposes.

As a cash management practice, the Portfolio may sell or purchase short-term variable rate demand notes from other Portfolios managed by the Advisor. All transactions are executed at independently derived prices.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus
 .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at December 31, 1998.

Note E -- Subsequent Event

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company ("Acacia Mutual"). Effective January 1, 1999, Acacia Mutual merged with and became a controlled subsidiary of Ameritas Acacia Mutual Holding Company.

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

                                             Years Ended
                            December 31,      December 31,     December 31,
                                    1998              1997             1996
Net asset value, beginning         $1.00             $1.00            $1.00
Income from investment operations
     Net investment income          .050              .051             .048
         Total from investment
              operations            .050              .051             .048
Distributions from
     Net investment income        (.050)            (.051)           (.048)
Total increase (decrease) in
     net asset value                  --                --               --
Net asset value, ending            $1.00             $1.00            $1.00

Total return                       5.14%             5.20%            4.95%
Ratios to average net assets:
     Net investment income         5.01%             5.10%            4.82%
     Total expenses +               .66%              .69%             .75%
     Net expenses                   .63%              .59%             .62%
Net assets, ending
     (in thousands)              $11,205            $6,242           $4,378
Number of shares outstanding,
     ending (in thousands)        11,209             6,246            4,382


                                                     Years Ended
                                              December 31,     December 31,
                                                      1995             1994
Net asset value, beginning                           $1.00            $1.00
Income from investment operations
     Net investment income                            .055             .039
         Total from investment operations             .055             .039
Distributions from
     Net investment income                          (.055)           (.039)
Total increase (decrease) in net asset value            --               --
Net asset value, ending                              $1.00            $1.00

Total return                                         5.37%            3.96%
Ratios to average net assets:
     Net investment income                           5.23%            3.91%
     Total expenses +                                 .66%               NA
     Net expenses                                     .59%             .45%
     Expenses reimbursed                                --             .36%
Net assets, ending (in thousands)                   $5,129           $6,479
Number of shares outstanding,
     ending (in thousands)                           5,133            6,484

+    Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses. Total expenses are presented net of expense waivers and reimbursements.
NA   Disclosure not applicable to prior periods.

CALVERT VARIABLE SERIES, INC.
CALVERT SOCIAL SMALL CAP GROWTH PORTFOLIO

Managed by Awad Asset Management, Inc.

Dear Investor:

Nineteen ninety-eight was a frustrating and trying year for small-cap investors. Once again, the most well known and widely held large-cap issues had the run of the market along with a handful of technology and internet stocks. For the record, 3,351 NASDAQ-listed stocks posted negative returns for the year, while only approximately 1,690 posted gains. Additionally, as one looks across the spectrum from growth to value and down the capitalization range, significant positive returns become even more scarce.

Fund Performance
The Calvert Variable Series Social Small Cap Growth Portfolio returned
-6.23% (exclusive of any sales or account charges) for the year. The Portfolio lagged the average variable annuity small-cap mutual fund tracked by Lipper, which returned 1.48% for the year. We were held back in part by our lack of exposure to technology holdings, specifically internet companies. These issues turned in phenomenal gains; unfortunately, valuations on these securities are astronomical, which is why we stayed away.

Our exposure in the fourth quarter to health care and some technology stocks was positive for performance. We further benefited from our avoidance of energy-related issues, which despite two periods of good performance, significantly underperformed the broad market for the year.

SMALL CAP GROWTH PORTFOLIO
Comparison in change in value of a hypothetical $10,000 investment. Two-line graph here showing growth from 3.31.95 to 12.98
Social Small Cap Growth Portfolio                                   $12,451
Russell 2000 Index TR                                               $17,057

AVERAGE ANNUAL TOTAL RETURN
period ended 12.31.98
1 year               -6.23%
since inception       5.93%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. For comparison purposes, Portfolio and Index performance shown is from 3.31.95. Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective October 1997.

Strategy
We have stayed true to our discipline of seeking growth stocks trading at value prices. The market did not favor our strategy in 1998, but we expect to be rewarded in 1999.

Going into the new year, we carefully reviewed the portfolio and made adjustments where necessary to position the Fund for what we believe will be an excellent year. Much of the world wide turmoil we experienced in 1998 is now behind us (although numerous issues remain to be worked out). Other conditions that bode well for small-cap investors include:

     Companies' ability to meet earnings estimates. Small-cap stocks continued to post healthy earnings in 1998, in most cases, meeting or exceeding expectations.Earnings for large-cap stocks, by comparison, came under increasing pressure as a result of the financial turmoil overseas and corresponding decrease in demand for company products and services.

     Compelling valuations. Relative valuations for small-cap stocks are now at their lowest levels in decades, as measured by the price/earnings ratio of the Russell 2000 versus the price/earnings ratio of the S&P 500. The P/E multiple is an indication of how much investors are willing to pay for a share in the company's earnings potential. The higher the P/E, the more investors are paying.

     Increasing investor interest. Small-cap stocks, measured by the Russell 2000, outperformed large-cap stocks, measured by the S&P 500 from October 8 (market bottom) through year-end. The small-cap sector has value and momentum heading into 1999.

     Currently under-represented in institutional and individual portfolios. As investors review their asset allocation models and rebalance their portfolios, we expect money will flow into the small-cap area.

Outlook
We believe small-cap stocks are set to outperform the market in 1999, and we have positioned the portfolio to be in the vanguard of the rally. We expect and hope investors will be rewarded in 1999 for their patience in 1998.

Thank you for your confidence in Awad Asset Management, Inc. and the Calvert Variable Series Social Small Cap Growth Portfolio. We will continue to work hard for you.

Sincerely,

/s/

Barbara J. Krumsiek
President and CEO

Calvert Social Small Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the New Vision Small Cap Fund. Performance of the two funds will differ.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social Small Cap Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations, statement of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Calvert Social Small Cap Growth Portfolio, (one of the portfolios comprising Calvert Variable Series, Inc., hereafter referred to as the "Fund"), at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. Theses financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodian and brokers provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 5, 1999

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

Equity Securities - 86.6%                           Shares            Value
Aerospace / Defense - 3.6%
Kellstrom Industries, Inc. *                         4,500         $129,375
                                                                    129,375

Auto Parts and Equipment - 0.8%
Danaher Corp.                        500            27,156
                                                                     27,156

Banks - 6.3%
Doral Financial Corp.                                6,800          150,450
Investors Financial Services Corp.                   1,300           77,512
                                                                    227,962

Communications - 2.9%
Periphonics Corp. *                                  8,000          105,500
                                                                    105,500

Computer Technology - 1.0%
TransAct Technologies, Inc. *                       10,500           34,781
                                                                     34,781

Consulting Services - 4.2%
Comdisco, Inc.                                       9,000          151,875
                                                                    151,875

Data Processing - 4.6%
National Data Corp.                                  3,400          165,538
                                                                    165,538

Drugs and Pharmaceuticals - 1.9%
Elan Corp. PLC, ADR *                                1,000           69,562
                                                                     69,562

Entertainment - 2.1%
Gaylord Entertainment Co.                            2,500           75,312
                                                                     75,312

Food - 4.1%
Corn Products International, Inc.                    2,300           69,862
Smucker (J.M.) Co., Class B                          3,500           77,438
                                                                    147,300

Equity Securities (Cont'd)                          Shares            Value
Health Care Facilities - 5.4%
Assisted Living Concepts, Inc. *                     3,000          $39,375
Aviron *                                             3,500           90,562
LTC Healthcare, Inc. *                                 400            1,050
Sun Healthcare Group, Inc. *                        10,000           65,625
                                                                    196,612

Health Care Management Services - 4.5%
American Retirement Corp. *                          4,000           62,750
Health Management Systems, Inc. *                   13,000          102,375
                                                                    165,125

Hotel / Motel - 1.1%
Lodgian, Inc. *                                      8,000           39,000
                                                                     39,000

Household Furnishing - 0.1%
Heilig Meyers Co.                                      500            3,344
                                                                      3,344

Machinery and Engineering - 2.1%
Somanetics Corp. *                                   6,000           10,500
Tokheim Corp. *                                      6,900           67,275
                                                                     77,775

Medical and Dental Instruments and Supplies - 4.7%
Angeion Corp. *                                     10,000           10,938
ATS Medical, Inc. *                                 15,000          105,000
Beckman Coulter, Inc.                                1,000           54,250
                                                                    170,188

Medical Information Systems - 5.2%
Shared Medical System                                2,000           99,750
Transition Systems, Inc. *                           6,000           90,000
                                                                    189,750

Multi-Sector Companies - 3.2%
Annuity and Life Re Holdings                         4,000          108,000
Excel Legacy Corp. *                                 2,000            8,000
                                                                    116,000

Printers - 3.0%
Printronix, Inc. *                                   4,500           64,688
Zebra Technologies Corp., Class A *                  1,500           43,125
                                                                    107,813

Publishing - 6.7%
Houghton Mifflin Co.                                 2,300          108,675
Wiley (John) & Sons, Inc., Class A                   2,800          135,275
                                                                    243,950

Equity Securities (Cont'd)                          Shares            Value
Railroads - 1.6%
Genesee & Wyoming, Inc., Class A *                   4,500          $57,375
                                                                     57,375

Real Estate Investment Trusts - 2.7%
LTC Properties, Inc.                                 4,000           66,500
Mid Atlantic Realty Trust                            2,700           33,244
                                                                     99,744

Retail - 1.5%
U.S. Vision, Inc. *                                  7,000           54,250
                                                                     54,250

Service Organizations - 6.5%
LanVision Systems, Inc. *                            5,900            8,112
New Horizons Worldwide, Inc. *                       7,000          161,875
StarTek, Inc. *                                      5,350           66,206
                                                                    236,193

Telecommunications - 1.3%
IXC Communications, Inc. *                           1,398           47,008
                                                                     47,008

Vitamins and Nutritional Products - 4.3%
NBTY, Inc. *                      12,000            85,500
Twinlabs Corp. *                                     5,500           72,188
                                                                    157,688

Wireless Equipment - 1.2%
American Tower Corp., Class A                        1,500           44,344
                                                                     44,344

     Total Equity Securities (Cost $3,200,082)                    3,140,520

         TOTAL INVESTMENTS (Cost $3,200,082) - 86.6%3,140,520
         Other assets in excess of liabilities - 13.4%              485,296
         Net Assets - 100%                                       $3,625,816

* Non-income producing.

Abbreviations:
ADR: American Depository Receipts

See notes to financial statements.

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets
Investments in securities, at value                              $3,140,520
Cash                                               375,038
Receivable for securities sold                                      113,434
Dividends receivable                                                    790
Other assets                                                             38
     Total assets                                                 3,629,820

Liabilities
Payable to Calvert Asset Management Company, Inc.                     2,997
Payable to Calvert Administrative Services Company                      290
Payable to Calvert Shareholder Services, Inc.                            87
Accrued expenses and other liabilities                                  630
     Total liabilities                                                4,004
         Net assets                                              $3,625,816

Net Assets Consist of:
Par value and paid-in capital applicable to 325,942
     shares of common stock outstanding; $1 par value,
     5,000,000 shares authorized                                 $3,950,797
Undistributed net investment income (loss)                            1,634
Accumulated net realized gain (loss) on investments               (267,053)
Net unrealized appreciation (depreciation) on investments          (59,562)

         Net Assets                                              $3,625,816

         Net Asset Value per Share                                   $11.12

See notes to financial statements.

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

Net Investment Income
Investment Income
     Interest income                                                 $5,012
     Dividend income (net of foreign taxes of $101)                  43,652
         Total investment income                                     48,664

Expenses
     Investment advisory fee                                         35,088
     Transfer agent fees and expenses                                 1,170
     Directors' fees and expenses                                       335
     Administrative fees                                              3,899
     Registration fees                                                  422
     Custodian fees                                                   9,685
     Reports to shareholders                                            449
     Professional fees                                                  658
     Miscellaneous                                                       96
         Total expenses                                              51,802
         Fees paid indirectly                                       (7,981)
              Net expenses                                           43,821

                  Net Investment Income (Loss)                        4,843

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)                                          (267,053)
Change in unrealized appreciation or depreciation                    36,357

              Net Realized and Unrealized Gain
              (Loss) on Investments                               (230,696)

              Increase (Decrease) in Net Assets
              Resulting From Operations         $(225,853)

See notes to financial statements.

SMALL CAP GROWTH PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                Year ended       Year ended
                                              December 31,     December 31,
Increase (Decrease) in Net Assets                     1998             1997
Operations
     Net investment income (loss)                   $4,843        $(41,134)
     Net realized gain (loss)                    (267,053)          464,860
     Change in unrealized appreciation
         or depreciation                            36,357        (689,272)

         Increase (Decrease) in Net Assets
         Resulting From Operations               (225,853)        (265,546)

Distributions to shareholders from
     Net investment income                         (3,209)               --
     Net realized gain on investments             (44,479)        (372,337)
         Total distributions                      (47,688)        (372,337)

Capital share transactions
     Shares sold                                 1,296,087        2,108,435
     Reinvestment of distributions                  47,688          372,337
     Shares redeemed                           (1,590,837)        (727,112)
         Total capital share transactions                         (247,062)
1,753,660

Total Increase (Decrease) in Net Assets          (520,603)        1,115,777

Net Assets
Beginning of year                                4,146,419        3,030,642
End of year (including undistributed net investment income
     of $1,634 and $0, respectively)            $3,625,816       $4,146,419

Capital Share Activity
Shares sold                                        111,161          165,387
Reinvestment of distributions                        4,383           31,002
Shares redeemed                                  (134,628)         (58,203)
     Total capital share activity                 (19,084)          138,186

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A -- Significant Accounting Policies

General: Calvert Social Small Cap Growth Portfolio (formerly, Calvert Responsibly Invested Strategic Growth Portfolio) (the "Portfolio"), a series of Calvert Variable Series, Inc. (formerly Acacia Capital Corporation) (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Dividends declared on securities sold short are reported as an expense.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life

Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor received a monthly fee based on an annual rate of .90% of the Portfolio's average daily net assets.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly of .10% of the Portfolio's annual average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $750 for each Board meeting attended plus an annual fee of $3,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $2,624,994 and $3,050,765, respectively.

The cost of investments owned at December 31, 1998 was substantially the same for federal income tax and financial reporting purposes. Net unrealized depreciation aggregated $59,562, of which $505,814 related to appreciated securities and $565,376 related to depreciated securities.

Net realized capital loss carryforward for federal income tax purposes, of approximately $263,528 at year end may be utilized to offset future capital gains until expiration in December 2006.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus
 .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at December 31, 1998.

Note E -- Subsequent Event

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company ("Acacia Mutual"). Effective January 1, 1999, Acacia Mutual merged with and became a controlled subsidiary of Ameritas Acacia Mutual Holding Company.

Tax Information (Unaudited)
The Portfolio Designates $11,490 as capital gain dividends paid during the fiscal year ended December 31, 1998.

For corporate shareholders of the Portfolio, a total of 100% of the income dividends paid during the year ended December 31, 1998 qualifies for the dividends received deduction.

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                      Years Ended
                                              December 31,     December 31,
                                                      1998             1997
Net asset value, beginning                          $12.02           $14.65
Income from investment operations
     Net investment income                             .02            (.12)
     Net realized and unrealized gain (loss)         (.77)           (1.32)
         Total from investment operations            (.75)           (1.44)
Distributions from
     Net investment income                           (.01)               --
     Net realized gains                              (.14)           (1.19)
         Total distributions                         (.15)           (1.19)
Total increase (decrease) in net asset value         (.90)           (2.63)
Net asset value, ending                             $11.12           $12.02

Total return                                       (6.23%)          (9.86%)
Ratios to average net assets:
     Net investment income                            .12%          (1.19%)
     Total expenses +                                1.33%            1.92%
     Net expenses                                    1.12%            1.61%
     Expenses reimbursed                                --             .18%
Portfolio turnover                                     72%             292%
Net assets, ending (in thousands)                   $3,626           $4,146
Number of shares outstanding,
     ending (in thousands)                             326              345

                                                     Periods Ended
                                              December 31,     December 31,
                                                      1996            1995*
Net asset value, beginning                          $10.94           $10.00
Income from investment operations
     Net investment income                           (.15)              .25
     Net realized and unrealized gain (loss)          3.90              .93
         Total from investment operations             3.75             1.18
Distributions from
     Net investment income                              --            (.24)
     Net realized gains                              (.04)               --
         Total distributions                         (.04)            (.24)
Total increase (decrease) in net asset value          3.71              .94
Net asset value, ending                             $14.65           $10.94

Total return                                        34.33%            9.65%
Ratios to average net assets:
     Net investment income                         (1.60%)          .43%(a)
     Total expenses +                                2.27%         2.17%(a)
     Net expenses                                    1.81%         1.64%(a)
     Expenses reimbursed                              .20%          .20%(a)
Portfolio turnover                                    120%             223%
Net assets, ending (in thousands)                   $3,031           $1,209
Number of shares outstanding,
     ending (in thousands)                             207              111

(a) Annualized
+    Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses. Total expenses are presented net of expense waivers and reimbursements.
*    From March 1, 1995 inception.
NA Disclosure not applicable to prior periods.

CALVERT VARIABLE SERIES, INC.
CALVERT SOCIAL MID CAP GROWTH PORTFOLIO

Managed by Brown Capital Management, Inc.

Dear Investor:

This past year was both difficult and exhilarating. I would characterize it as both a "hooray!" and an "oh no!" From our vantage point, the first three quarters were a hooray as we handily outpaced our benchmark, the Standard & Poor's 400 Stock Index. The fourth quarter was an oh no as we underperformed. The cumulative lead we built up in the first three quarters of the year allowed us to outperform our benchmark for the calendar year.

The equity market was particularly challenging for managers, like us, who expect to make some headway on the strength of their stock selection. This was difficult due to the narrowness of the market and the vicious rotation of market capitalization segments, which we liken to a "flavor of the week" approach. In our view, the magnitude of money flowing into equity mutual funds continues to fuel a liquidity preference for large capitalization stocks. There have been numerous studies dissecting the various market indices, but this fact illustrates the point succinctly: the S&P 500 appreciated 26.7% on a capitalization-weighted basis, and 11.9% on an equal-weighted basis in 1998. That is to say, the companies with the greatest representation in the Index accounted for a disproportionate share of the gains.

MID CAP GROWTH PORTFOLIO
Comparison in change in value of a hypothetical $10,000 investment. Two-line graph here showing growth from 7.31.91 to 12.98
Social Mid Cap Growth Portfolio                                     $28,680
S&P Midcap 400 Index TR                                             $34,819

AVERAGE ANNUAL TOTAL RETURN
period ended 12.31.98
1 year               29.88%
5 year               16.71%
since inception      15.05%
7.16.91

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. For comparison purposes, Portfolio and Index performance shown is from 7.31.91. Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective December 1994.

Fund Performance and Strategy
The Calvert Variable Series Social Mid Cap Growth Portfolio generated a one-year total return of 29.88% (exclusive of any sales or account charges), compared to a return of 19.30% for the average variable annuity mid-cap fund tracked by Lipper. We attribute the Portfolio's above average return to our "growth at a reasonable price" investment approach and unique valuation process. We seek companies with revenues and earnings growth much greater than those of the performance benchmark, and we are very conscious of the price we pay for that growth. In addition, we use current Treasury bond rates to assign a risk premium to individual securities. Thus, our determination of whether a security is overvalued, fairly valued or undervalued, takes into account the current rate available on a "risk-free" security.

The above very thoughtful and disciplined approach keeps us out of trouble and strives to produce above average returns over the longer term. Our valuation methodology also dynamically incorporates the effect of changing interest rates, in that as interest rates fall, the price we are willing to pay for prospective earnings growth rises, and conversely as interest rates rise, the price we are willing to pay for prospective earnings growth declines.

Outlook
The flow of money through mutual funds, momentum investing, electronic trading, investors' infatuation with internet-based businesses and economic uncertainty abroad are collectively fueling increased volatility in the domestic equity market. This condition looks to have settled in for the long term.

We think our emphasis on fundamentals and disciplined approach will help us weather the higher degree of volatility. We continue to seek solid companies trading at reasonable valuations with strong growth prospects. This is in contrast to the speculative tendencies, lofty valuations and slow growth economy that characterize the investment arena today. In short, we are remaining patient and sticking with our proven approach.

Sincerely,

/s/

Barbara J. Krumsiek
President and CEO

January 19, 1999

Calvert Social Mid Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Capital Accumulation Fund. Performance of the two funds will differ.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social Mid Cap Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations, statement of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Calvert Social Mid Cap Growth, (one of the portfolios comprising Calvert Variable Series, Inc., hereafter referred to as the "Fund"), at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. Theses financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodian and brokers provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Baltimore, Maryland
February 5, 1999

MID CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

Equity Securities - 97.2%                           Shares            Value
Communication Equipment - 4.5%
ADC Telecommunications, Inc. *                      31,300       $1,087,675
Northern Telecom, Ltd.                              13,320          667,665
                                                                  1,755,340

Computer - Peripherals - 1.9%
EMC Corp. *                        8,978           763,130
                                                                    763,130

Computer - Hardware - 3.3%
Network Associates, Inc. *                          19,813        1,312,611
                                                                  1,312,611

Computer - Software and Services - 16.0%
BMC Software, Inc. *                                20,000          891,250
Compuware Corp. *                                   12,200          953,125
Microsoft Corp. *                                    4,600          637,963
Parametric Technology Corp. *                       57,300          931,125
Platinum Technology, Inc. *                         47,200          902,700
Sterling Commerce, Inc. *                           32,200        1,449,000
Sterling Software, Inc. *                           20,900          565,606
                                                                  6,330,769

Consumer Staples - Miscellaneous - 2.0%
Quintiles Transnational Corp. *                     15,100          805,963
                                                                    805,963

Distributors - Food and Health - 2.1%
Cardinal Health, Inc.                               10,800          819,450
                                                                    819,450

Electrical Equipment - 2.8%
Solectron Corp. *                                   11,800        1,096,662
                                                                  1,096,662

Electronics - Semiconductors - 2.1%
Altera Corp. *                                      13,500          821,812
                                                                    821,812

Financial - Diversified - 2.9%
SLM Holding Corp.                                   23,400        1,123,200
                                                                  1,123,200

Equity Securities (Cont'd)                          Shares            Value
Health Care - Hospital Management - 2.7%
Health Management Associates, Inc., Class A *       48,350       $1,045,569
                                                                  1,045,569

Health Care - Medical Products and Supplies - 2.7%
Boston Scientific Corp. *                           33,000          884,812
St. Jude Medical, Inc. *                             6,800          188,275
                                                                  1,073,087

Health Care - Special Services - 4.9%
ALZA Corp. *                      22,700         1,186,075
Omnicare, Inc.                                      22,000          764,500
                                                                  1,950,575

Home Building - 1.1%
Rouse Co.                                           15,500          426,250
                                                                    426,250

Housewares - 2.1%
Newell Co.                                          19,800          816,750
                                                                    816,750

Insurance - Life and Health - 2.6%
AFLAC, Inc.                                         23,200        1,020,800
                                                                  1,020,800

Investment - Banking / Brokerage - 4.3%
Franklin Resources, Inc.                            25,586          818,752
Legg Mason, Inc.                                    27,300          861,656
                                                                  1,680,408

Investment Management - 1.9%
T. Rowe Price Associates, Inc.                      22,200          760,350
                                                                    760,350

Leisure Time - Products - 3.2%
Harley Davidson, Inc.                               26,800        1,269,650
                                                                  1,269,650

Oil and Gas - Equipment - 1.7%
Smith International, Inc. *                         26,500          667,469
                                                                    667,469

Restaurants - 1.7%
Cheesecake Factory, Inc. *                          22,100          655,403
                                                                    655,403

Retail - Building Supplies - 3.2%
Fastenal Co.                      23,400         1,029,600
Home Depot, Inc.                                     3,900          238,631
                                                                  1,268,231

Equity Securities (Cont'd)                          Shares            Value
Retail - Department Stores - 2.5%
Kohl's Corp. *                                      16,300       $1,001,431
                                                                  1,001,431

Retail - Discounters - 1.8%
Dollar General Corp.                                30,713          725,595
                                                                    725,595

Retail - Specialty - 2.7%
AutoZone, Inc. *                                    25,600          843,200
Casey's General Stores, Inc.                         3,000           39,094
Staples, Inc. *                                      4,500          196,594
                                                                  1,078,888

Schools - 1.6%
Sylvan Learning Systems, Inc. *                     21,300          649,650
                                                                    649,650

Services - Advertising and Marketing - 5.6%
Acxiom Corp. *                                      34,900        1,081,900
Catalina Marketing Corp. *                          16,800        1,148,700
                                                                  2,230,600

Services - Commercial and Consumer - 2.0%
G & K Services, Inc., Class A                       15,000          798,750
                                                                    798,750

Services - Data Processing - 7.2%
Equifax, Inc.                                       27,200          929,900
Fiserv, Inc. *                                                       15,700
807,569
Paychex, Inc.                     21,900         1,126,481
                                                                  2,863,950

Services - Employment - 4.1%
Interim Services, Inc. *                            37,800          883,575
Robert Half International, Inc. *                   16,500          737,344
                                                                  1,620,919

     Total Equity Securities (Cost $30,328,077)                  38,433,262


         TOTAL INVESTMENTS (Cost $30,328,077) - 97.2%38,433,262
         Other assets in excess of liabilities - 2.8%             1,104,477
         Net Assets - 100%                                      $39,537,739

*    Non-income producing.

See notes to the financial statements.

MID CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets
Investments in securities, at value                             $38,433,262
Cash                                             1,116,082
Receivable for investments sold                                      23,624
Interest and dividends receivable                                     5,672
Other assets                                                            368
     Total assets                                                39,579,008

Liabilities
Payable to Calvert Asset Management Company, Inc.                    28,793
Payable to Calvert Administrative Services Company                    3,151
Payable to Calvert Shareholder Services, Inc.                           945
Accrued expenses and other liabilities                                8,380
     Total liabilities                                               41,269
         Net assets                                      $       39,537,739

Net Assets Consist of:
Par value and paid-in capital applicable to 1,299,236 shares of common stock outstanding; $1 par value, 5,000,000
     shares authorized                                          $30,942,566
Accumulated net realized gain (loss) on investments                 489,988
Net unrealized appreciation (depreciation) on investments         8,105,185

         Net Assets                                             $39,537,739

         Net Asset Value per Share                                   $30.43

MID CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

Net Investment Income
Investment Income
     Interest income                                                 $6,998
     Dividend income (net of foreign taxes of $300)                 121,386
         Total investment income                                    128,384

Expenses
     Investment advisory fee                                        250,773
     Transfer agency fees and expenses                                9,472
     Directors' fees and expenses                                     3,043
     Administrative fees                                             31,572
     Custodian fees                                                  13,912
     Registration fees                                                5,355
     Reports to shareholders                                          7,099
     Professional fees                                                3,692
     Miscellaneous                                                    5,395
         Total expenses                                             330,313
         Fees paid indirectly                                      (13,912)
              Net expenses                                          316,401

              Net Investment Income (Loss)                        (188,017)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)                                          5,089,060
Change in unrealized appreciation or depreciation                 3,487,530

              Net Realized and Unrealized Gain
              (Loss) on Investments                               8,576,590

              Increase (Decrease) in Net Assets
              Resulting From Operations         $8,388,573

MID CAP GROWTH PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                Year ended       Year ended
                                              December 31,     December 31,
Increase (Decrease) in Net Assets                     1998             1997
Operations
     Net investment income (loss)               $(188,017)        $(37,729)
     Net realized gain (loss)                    5,089,060        3,036,419
     Change in unrealized appreciation
         or depreciation                         3,487,530        1,705,146

         Increase (Decrease) in Net Assets
         Resulting From Operations               8,388,573        4,703,836

Distributions to shareholders from
     Net realized gain on investments          (4,698,137)      (2,706,962)
         Total distributions                   (4,698,137)      (2,706,962)

Capital share transactions
     Shares sold                                17,443,253        9,334,843
     Reinvestment of distributions               4,698,137        2,706,962
     Shares redeemed                          (12,410,597)      (7,826,492)
         Total capital share transactions                         9,730,793
4,215,313

Total Increase (Decrease) in Net Assets         13,421,229        6,212,187

Net Assets
Beginning of year                               26,116,510       19,904,323
End of year                                    $39,537,739      $26,116,510

Capital Share Activity
Shares sold                                        573,133          353,300
Reinvestment of distributions                      157,974          101,575
Shares redeemed                                  (412,755)        (301,674)
     Total capital share activity                  318,352          153,201

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A -- Significant Accounting Policies
General: Calvert Social Mid Cap Growth Portfolio (formerly, Calvert Responsibly Invested Capital Accumulation Portfolio) (the "Portfolio"), a series of Calvert Variable Series, Inc. (formerly Acacia Capital Corporation) (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B -- Related Party Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .80% of the Portfolio's average daily net assets. The Portfolio pays a monthly performance fee of plus or minus up to

 .05%, on an annual basis, of average daily net assets of the performance period depending on the Portfolio's performance compared to the S&P Mid-Cap 400 Index.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio's annual average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $750 for each Board meeting attended plus an annual fee of $3,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity
During the year, purchases and sales of investments, other than short-term securities, were $24,199,132 and $20,110,020, respectively.

The cost of investments owned at December 31, 1998, was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $8,105,185, of which $9,062,577 related to appreciated securities and $957,392 related to depreciated securities.

Note D -- Line of Credit
A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus
 .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at December 31, 1998.

Note E -- Subsequent Event
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company ("Acacia Mutual"). Effective January 1, 1999, Acacia Mutual merged with and became a controlled subsidiary of Ameritas Acacia Mutual Holding Company

Tax Information (Unaudited)
The Portfolio designates $4,021,166 as capital gain dividends paid during the fiscal year ended December 31, 1998.

MID CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                             Years Ended
                            December 31,      December 31,     December 31,
                                    1998              1997             1996
Net asset value, beginning        $26.63            $24.05           $22.42
Income from investment operations
     Net investment income         (.14)             (.04)            (.12)
     Net realized and unrealized
         gain (loss)                8.00              5.70             1.79
         Total from investment
              operations            7.86              5.66             1.67
Distributions from
     Net investment income            --                --               --
     Net realized gains           (4.06)            (3.08)            (.04)
         Total distributions      (4.06)            (3.08)            (.04)
Total increase (decrease) in
     net asset value                3.80              2.58             1.63
Net asset value, ending           $30.43            $26.63           $24.05

Total return                      29.88%            23.53%            7.44%
Ratios to average net assets:
     Net investment income        (.60%)            (.17%)           (.60%)
     Total expenses +              1.05%             1.04%            1.33%
     Net expenses                  1.00%              .96%            1.00%
     Expenses reimbursed              --                --               --
Portfolio turnover                   65%               96%             124%
Net assets, ending
     (in thousands)              $39,538           $26,117          $19,904
Number of shares outstanding,
     ending (in thousands)         1,299               981              828

                                                      Years Ended
                                              December 31,     December 31,
                                                      1995             1994
Net asset value, beginning                          $16.97           $18.95
Income from investment operations
     Net investment income                           (.15)              .10
     Net realized and unrealized gain (loss)          6.85           (1.98)
         Total from investment operations             6.70           (1.88)
Distributions from
     Net investment income                           (.01)            (.10)
     Net realized gains                             (1.24)               --
         Total distributions                        (1.25)            (.10)
Total increase (decrease) in net asset value          5.45           (1.98)
Net asset value, ending                             $22.42           $16.97

Total return                                        39.46%          (9.92%)
Ratios to average net assets:
     Net investment income                          (.84%)             .68%
     Total expenses +                                1.56%               NA
     Net expenses                                    1.25%             .79%
     Expenses reimbursed                              .10%               --
Portfolio turnover                                    135%              79%
Net assets, ending (in thousands)                   $8,935           $5,689
Number of shares outstanding,
     ending (in thousands)                             398              335

+    Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses. Total expenses are presented net of expense waivers and reimbursements.
NA   Disclosure not applicable to prior periods.

CALVERT VARIABLE SERIES, INC.
CALVERT SOCIAL INTERNATIONAL EQUITY PORTFOLIO

Managed by Murray Johnstone International, Ltd.

Dear Investor:

Nineteen ninety-eight will be remembered for the diversity of major economic and political events which beset financial markets. Weakness in Asia continued, Russia experienced a financial collapse and the emerging markets world-wide were dealt a severe blow. These events had a devastating impact on Long-Term Capital Management and other hedge funds making them forced sellers of currencies and stocks. Markets collapsed in August and September and only recovered when the Federal Reserve Board (the Fed) made the first of three cuts to the federal funds rate, the rate banks charge each other on overnight loans to meet reserve requirements. The Fed's actions restored investor confidence, and a market recovery commenced. Surprisingly, by the end of the year the Morgan Stanley Capital International Europe, Australia and Far East Index had returned 20.85%. This Portfolio's 18.09% return (exclusive of any sales or account charges) was a bit short of the Index's gain but was well ahead of the 13.26% return for the average variable annuity international mutual fund tracked by Lipper.

SOCIAL INTERNATIONAL EQUITY PORTFOLIO
Comparison in change in value of a hypothetical $10,000 investment. Two-line graph here showing growth from 6.30.92 to 12.98
Social International Equity Portfolio                               $21,126
MSCI EAFE Index GD                                                  $20,467

AVERAGE ANNUAL TOTAL RETURN
period ended 12.31.98
1 year               18.09%
5 year               11.07%
since inception      12.18%
6.30.92

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. For comparison purposes, Portfolio and Index performance shown is from 6.30.92.

Past performance does not indicate future results.


Market Review
The year commenced with the markets of the Far East making a tentative recovery after intervention by the International Monetary Fund (IMF) helped to restore stability to currencies, some of which had been in virtual free-fall. However, instability returned when governments proved unwilling to introduce the austerity measures required by the IMF to guarantee the continued dispersal of aid funds. Civil strife erupted in Indonesia and the government in Malaysia, having rejected IMF participation in its affairs, effectively closed down its financial markets to foreign investors by placing onerous controls on the repatriation of sale proceeds. This put pressure on the stronger markets of the region, Hong Kong and Singapore, ultimately undermining their stability. Hedge fund selling of Asian stocks and currencies added to the pressure on financial markets. Ultimately, it was the Hong Kong Monetary Authority (HKMA) which stepped into the market and defied the trend with heavy buying of index stocks. This program succeeded in turning the market around.

The Japanese market was a poor performer through the period ending the year up just 5.3% in dollars; all of this derived from the sudden revaluation of the yen from October onwards. Some of the strength in the currency was attributed to the closure of short hedge positions but, once the change in direction was clear, further hedging and repatriation of funds reinforced the trend. There was little life in the equity market in spite of several economic stimulus packages put forth by the government, culminating in the $195 billion program announced in November. Investors believed implementation of the program would be difficult and lacked confidence that the authorities could at last succeed.

The area of strength during the year was Europe. Buoyed by domestic growth, the European markets were largely immune to events in Asia and Russia until late in the period. The consumer was enjoying the weak pricing environment and manufacturing had yet to adjust to the lower level of demand. Other factors were also positive in Europe: progress towards Economic and Monetary Union (EMU) led to lower interest rates while rationalization in manufacturing enhanced corporate profits. Europe generated steady returns until the global market correction in August and, once stability returned, made a strong recovery.

Impact of the Crises in Asia and Russia
There was limited direct impact on performance from the crisis in Asia since the strategy from early in the year was to reduce exposure to the region. In January 1998 exposure to Asia (ex-Japan) was 11.1% of assets. We reduced the overweight exposure to the Hong Kong market and when the pressure shifted from equity markets to currencies, we sold the balance of Hong Kong and Australia in May 1998. Both markets and currencies in Asia came under pressure and stocks were sold at prices some 30% above the lows reached in September. (It was in late September that we decided to reinvest in these markets, preceding the first cut by the Fed by days only.)

The assets were shifted to Europe, which outperformed Asia over the year. The portfolio was not directly exposed to the Russian market but began to feel the effects of the collapse in Russia in July and August when companies started to admit exposure to the area. The impact was greatest in financial stocks which were perceived to be at risk through loans outstanding. We began to sell Credit Swisse on these grounds and also took profits in Zurich Allied, the Swiss insurance company. Zurich had been one of the best performers in the portfolio over the year and poor news on exposure to risk assets led to a weakening of the prices.

Financial stocks suffered again late in the year when Long-Term Capital Management (LTCM) failed. Many of its investors were later revealed to be banks. European financials, in particular, had been strong performers over previous months due to the falling interest rates and consolidation in the sector. The impact of exposure to Russia and to LTCM led to a swift turn around in the stock prices which was not confined to financial stocks. Weakening corporate profits, across the board, stimulated broad profit-taking in equities.

Sell Offs and Snap Backs
The sell off in October 1997 was precipitated by the collapse of the Korean currency and stock market. Korea was the first of the "serious" Asian casualties since all the other countries were less significant in terms of global trade and commerce. The collapse of Korea cut the ground from under Japan and created a major obstacle to the recovery of its much larger neighbor, thereby dampening prospects for the entire Far East region.

The recovery in February 1998 was initiated by an improvement in sentiment towards the Asian markets following the intervention of the IMF and its support for currencies. Also in February the crisis was still localized:
Europe and the US were still exhibiting strong growth and it was believed those economies were insulated from events in Asia. This was revealed as a fallacy later in 1998 and was one of the causes of the global collapse later in the year.

The August collapse stemmed from the crisis in Russia which put pressure on both financial stocks in Europe which were exposed through loans and credit lines, and on hedge funds. The latter became forced sellers of emerging markets globally in an attempt to cover their losses and reduce their exposure to high risk assets. This collapse led to a flight to quality, with investors seeking shelter in US Treasury bonds on the belief that all investments rated less than AAA were at risk. The danger of the August collapse was more real since it had the potential to feed on itself and spiral into a major global crisis.

The recovery in October was entirely due to the action of Alan Greenspan and the Fed in cutting interest rates, a difficult decision given the pace of growth in the US economy at the time. However, the cuts to the Fed Funds Rate were followed by cuts to rates in the UK, Europe and the Far East. This provision of liquidity convinced investors that concerted action by global institutions could prevent financial assets from entering a downward spiral. This stabilized prices and brought confidence back to investors.

Market Outlook for 1999
For the coming year we see a series of broad themes which will determine the path of financial markets. The world-wide economic slowdown will continue; inflation will continue to fall leading to lower interest rates and bond yields. The Fed's role in cutting rates in 1998 was critical in restoring stability to financial markets. If growth continues to slow the Fed should be able to keep rates at these levels although there is probably some concern that a degree of "irrational exuberance" has returned. For now, however, there are no signs that economic activity has rebounded so equity markets should be able to continue to enjoy the low rate environment. The conclusion for stocks is that the best returns will come from companies which can grow their earnings, companies which are industry leaders with relatively strong pricing power and those companies committed to restructuring.

Looking at specific regions, we believe the European markets will have a satisfactory year but are unlikely to repeat the returns of the last two years. Although several of the positive themes will continue, the firm euro will ultimately be a negative for this area. Still outside the single currency, the UK could be an exception. The UK government has more flexibility to respond to lower growth by cutting interest rates and this, combined with a lower pound versus the euro, could provide a modest boost to the financial and consumer sectors. The markets in the Far East have seen a rebound in 1998 but this still leaves them below peak levels. If growth begins to recover, there is still scope for this region to perform. Japan is moving in the right direction although the pace remains slow but, once again, investors will back companies where they perceive change is being promoted. This is the market area which has yet to see a recovery. Finally, the Latin American markets will benefit from the abundant free liquidity but will struggle against the background of slow fiscal reform.

We appreciate your investment and confidence in our ability to deliver competitive returns.

Sincerely,

/s/

Barbara J. Krumsiek
President and CEO

Calvert Social International Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert World Values International Equity Fund. Performance of the two funds will differ.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations, statement of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Calvert Social International Equity Portfolio (one of the portfolios comprising Calvert Variable Series, Inc., hereafter referred to as the "Fund"), at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. Theses financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodian and brokers provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 5, 1999

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

Equity Securities - 94.0%                           Shares            Value
Argentina - 1.8%
Banco Frances Del Rio La Plata, ADR                 15,000         $311,250
                                                                    311,250

Australia - 2.0%
National Australia Bank                             22,500          339,175
              339,175

Brazil - 1.5%
Unibanco Uniao de Barncos                           17,500          252,656
                                                                    252,656

Chile - 1.2%
Compania de Telecom de Chile, ADR                   10,000          206,875
              206,875

France - 11.4%
AXA-UAP       1,611              233,395
Banque Nationale de Paris                            4,437          365,213
Cap Gemini                                           2,232          358,094
Equant *                                             2,532          171,701
Legrand                                                889          235,487
Pinault Printemps                                    2,310          441,259
Vivendi                                                600          155,607
                                                                  1,960,756

Germany - 6.7%
Allianz                                                957          350,850
Douglas Holdings                                     3,590          217,563
Linde                                                  210          129,155
SAP                                  409           176,695
Volkswagen                                           3,310          264,149
                                                                  1,138,412

Hong Kong - 2.2%
Hutchison Whampoa                                   29,000          204,934
Johnson Electric Holdings                           70,000          179,798
                                                                    384,732

Equity Securities (Cont'd)                          Shares            Value
Ireland - 2.8%
Allied Irish Banks                                  16,685         $296,610
Global Telesystems Group, Inc. *                     3,214          179,181
              475,791

Italy - 6.1%
Telecom Italia Mobile                               51,707          381,615
Telecom Italia Spa                                  62,749          394,684
Unicredito Italian                                  44,034          259,951
                                                                  1,036,250

Japan - 20.8%
Fuji Machine Manufacturing                           8,000          252,632
Fuji Photo Film Co.                                  6,000          222,910
Fujitsu                                             22,000          292,879
Gunze Limited                     83,000           199,699
ITO Yokado Co.                                       4,000          279,522
Matsushita Comm                                      6,000          282,884
Mitsubishi Estate                                   25,000          224,016
Nippon Tel & Tel                                        33          254,542
NTT Mobile Communications                                4          164,529
Olympus Optical Co.                                 20,000          229,810
Snow Brand Milk                                     52,000          237,346
Sony Corp.                                           2,400          174,719
Sumitomo Bank                     22,000           225,741
Tokyo Steel Manufacturing                           44,000          220,292
Yamanouchi Pharmaceutical                            9,000          289,783
              3,551,304

Mexico - 1.7%
Banpais, S.A., ADR *                                10,000                0
Cifra, S.A. de C.V., ADR *                          19,581          237,592
Grupo Industrial Durango, S.A., ADR *               11,000           60,500
                                                                    298,092
Netherlands - 6.1%
Elsevier                                            15,097          211,344
ING Groep                                            1,886          114,945
KON KPN                            6,506           325,525
V.N.U.                                              10,550          397,584
                                                                  1,049,398


Equity Securities (Cont'd)                          Shares            Value
New Zealand - 2.0%
Telecom Corporation of New Zealand                  80,000         $347,295
                                                                    347,295

Norway - 1.8%
Christiania Bank                                    88,322          306,863
                                                                    306,863

Singapore - 3.1%
City Developments                                   80,000          346,457
Singapore Press Holdings                            16,200          176,620
                                                                    523,077

South Africa - 0.7%
Liberty Life Assoc.                                  2,000           27,503
Standard Bank Investment                            28,000           85,564
                                                                    113,067

Spain - 1.9%
Superdiplo *                                         2,905           81,660
Telefonica de Espana                                 5,234          232,385
Telefonica de Espana (rights)                        5,234            4,648
                                                                    318,693

Switzerland - 2.7%
Zurich Allied *                                        619          458,268
                                                                    458,268

United Kingdom - 17.5%
Anglian Group                     22,700            82,216
Abbey National                                       9,900          211,685
Anglian Water                     11,666           161,985
Bank of Scotland                                    15,000          178,684
Barclays                                             9,000          193,786
Beazer Group                      18,800            47,476
Bellway                                             11,000           51,080
BPB Industries                                       1,700            6,214
British Telecom                                     16,000          240,704
Cadbury Schweppes                                   14,000          238,412
FirstGroup                                          22,000          145,655

Equity Securities - (Cont'd)                        Shares            Value
United Kingdom (Cont'd)
Johnson Matthey                                     12,000          $80,844
Kingfisher                                           3,300           35,665
London International Group                          22,600           45,996
Mayflower Corp.                                     21,600           46,652
Norwich Union                     26,000           188,661
Pearson                                             10,000          198,847
Safeway                                             18,400           92,321
SIG                                                 12,100           28,345
Smithline Beecham                                   19,000          265,160
Somerfield                                          14,700           97,813
Unigate                                              5,500           39,475
Vodafone Group                                      20,000          324,306
                                                                  3,001,982

     Total Equity Securities (Cost $13,436,628)                  16,073,936

     TOTAL INVESTMENTS (Cost $13,436,628) - 94.0%16,073,936
     Other assets in excess of liabilities - 6.0%                 1,034,939
     Net Assets - 100%                                          $17,108,875


* Non-income producing.


Abbreviations:
ADR: American Depository Receipts

See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets
Investments in securities, at value                             $16,073,936
Cash     1,021,648
Receivable for securities sold                                       18,066
Interest and dividends receivable                                    28,765
Other assets                                                            177
     Total assets                                                17,142,592

Liabilities
Payable for securities purchased                                      2,004
Payable for shares redeemed                                           5,213
Payable to Calvert Asset Management Company, Inc.                    17,784
Payable to Calvert Administrative Services Company                    1,409
Payable to Calvert Shareholder Services, Inc.                           423
Accrued expenses and other liabilities                                6,884
     Total liabilities                                               33,717
         Net assets                                             $17,108,875

Net Assets Consist of:
Par value and paid-in capital applicable to 822,007 shares of common stock outstanding; $1 par value,
     5,000,000 shares authorized                                $14,340,370
Undistributed net investment income (loss)                           11,207
Accumulated net realized gain (loss) on investments and
     foreign currency transactions                                  120,156
Net unrealized appreciation (depreciation) on investments and foreign currencies
     and assets and liabilities denominated
     in foreign currencies                                        2,637,142

         Net Assets                                             $17,108,875

         Net Asset Value per Share                                   $20.81

INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

Net Investment Income
Investment Income
     Interest income                                                $34,354
     Dividend income (net of foreign taxes of $41,729)              295,645
         Total investment income                                    329,999

Expenses
     Investment advisory fee                                        161,550
     Transfer agency fees and expenses                                4,847
     Directors' fees and expenses                                     1,416
     Administrative fees                                             40,000
     Custodian fees                                                  76,289
     Registration fees                                                1,887
     Reports to shareholders                                          2,286
     Professional fees                                                1,683
     Miscellaneous                                                      537
              Total expenses                                        290,495
              Reimbursement from Advisor          (23,845)
              Fees paid indirectly                                 (15,394)
                            Net expenses                            251,256

              Net Investment Income (Loss)                           78,743

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
     Investments                                                  1,202,690
     Foreign currency transactions                                 (33,835)
                                                                  1,168,855
Change in unrealized appreciation or depreciation on:
     Investments and foreign currency transactions                1,338,761
     Assets and liabilities denominated in foreign currencies       (3,248)
                                                                  1,335,513

              Net Realized and Unrealized Gain (Loss)             2,504,368

              Increase (Decrease) in Net Assets
              Resulting From Operations         $2,583,111

INTERNATIONAL EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                Year ended       Year ended
                                              December 31,     December 31,
Increase (Decrease) in Net Assets                     1998             1997
Operations
     Net investment income                         $78,743         $125,995
     Net realized gain (loss)                    1,168,855        1,406,885
     Change in unrealized appreciation
         or depreciation                         1,335,513          157,301

         Increase (Decrease) in Net Assets
         Resulting From Operations               2,583,111        1,690,181

Distributions to shareholders from
     Net investment income                        (53,185)        (138,622)
     Net realized gain on investments          (1,265,356)      (1,299,097)
         Total distributions                   (1,318,541)      (1,437,719)

Capital share transactions
     Shares sold                                 3,075,675        3,776,933
     Reinvestment of distributions               1,318,544        1,437,719
     Shares redeemed                           (2,999,999)      (5,043,846)
         Total capital share transactions                         1,394,220
170,806

Total Increase (Decrease) in Net Assets          2,658,790          423,268

Net Assets
Beginning of year                               14,450,085       14,026,817
End of year (including undistributed net
     investment income of $11,207 and
     $19,484, respectively)                    $17,108,875      $14,450,085

Capital Share Activity
Shares sold                                        142,752          182,411
Reinvestment of distributions                       63,667           75,550
Shares redeemed                                  (141,023)        (249,795)
     Total capital share activity                   65,396            8,166

NOTES TO FINANCIAL STATEMENTS

Note A -- Significant Accounting Policies
General: Calvert Social International Equity Portfolio (formerly, Calvert Responsibly Invested Global Equity Portfolio) (the "Portfolio"), a series of Calvert Variable Series, Inc. (formerly Acacia Capital Corporation) (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current US dollar exchange rate. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in
US dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into US dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on foreign denominated investments and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies. Other foreign currency gains or losses are reported separately.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the

Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B -- Related Party Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of 1% of the Portfolio's average daily net assets.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of the greater of $40,000 or .10% of the Portfolio's annual average daily net assets. The Advisor voluntarily reimbursed the Portfolio $23,845 for administrative service fees.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $750 for each Board meeting attended plus an annual fee of $3,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity
During the year, purchases and sales of investments, other than short-term securities, were $13,825,901 and $14,277,288, respectively.

The cost of investments owned at December 31, 1998, was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $2,637,308, of which $3,788,125 related to appreciated investments and $1,150,817 related to depreciated investments.

Note D -- Line of Credit
A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus
 .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at December 31, 1998.

Note E -- Subsequent Event
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company ("Acacia Mutual"). Effective January 1, 1999, Acacia Mutual merged with and became a controlled subsidiary of Ameritas Acacia Mutual Holding Company.

Tax Information (Unaudited)
The Portfolio designates $1,148,112 as capital gain dividends paid during the fiscal year ended December 31, 1998.

INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                             Years Ended
                            December 31,      December 31,     December 31,
                                    1998              1997             1996
Net asset value, beginning        $19.10            $18.74           $17.15
Income from investment operations
     Net investment income           .10               .19              .17
     Net realized and unrealized
     gain (loss)                    3.35              2.28             2.40
         Total from investment
              operations            3.45              2.47             2.57
Distributions from
     Net investment income         (.07)             (.20)            (.14)
     Net realized gains           (1.67)            (1.91)            (.84)
         Total distributions      (1.74)            (2.11)            (.98)
Total increase (decrease) in
     net asset value                1.71               .36             1.59
Net asset value, ending           $20.81            $19.10           $18.74

Total return                      18.09%            13.23%           14.99%
Ratios to average net assets:
     Net investment income          .49%              .85%            1.02%
     Total expenses +              1.65%             1.56%            1.59%
     Net expenses                  1.56%             1.17%            1.18%
     Expenses reimbursed            .15%              .17%             .23%
Portfolio turnover                   92%               35%              85%
Net assets, ending
     (in thousands)              $17,109           $14,450          $14,027
Number of shares outstanding,
     ending (in thousands)           822               757              748

                                                     Years Ended
                                              December 31,     December 31,
                                                      1995             1994
Net asset value, beginning                          $15.89           $17.72
Income from investment operations
     Net investment income                             .27              .11
     Net realized and unrealized gain (loss)          1.69            (.49)
         Total from investment operations             1.96            (.38)
Distributions from
     Net investment income                           (.25)            (.13)
     Net realized gains                              (.45)           (1.32)
         Total distributions                         (.70)           (1.45)
Total increase (decrease) in net asset value          1.26           (1.83)
Net asset value, ending                             $17.15           $15.89

Total return                                        12.35%          (2.13%)
Ratios to average net assets:
     Net investment income                           1.48%             .59%
     Total expenses +                                1.51%               NA
     Net expenses                                    1.12%            1.24%
     Expenses reimbursed                              .39%             .29%
Portfolio turnover                                     90%              84%
Net assets, ending (in thousands)                   $9,831           $7,765
Number of shares outstanding,
     ending (in thousands)                             573              489

+    Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses. Total expenses are presented net of expense waivers and reimbursements.
NA   Disclosure not applicable to prior periods.

CALVERT VARIABLE SERIES, INC.
CALVERT SOCIAL BALANCED PORTFOLIO

Dear Investor:

The stock market, represented by the Standard & Poor's 500 Stock Index, posted its fourth consecutive year of double-digit gains in 1998; however, these phenomenal returns came with increased volatility. In the fourth quarter of 1997, stocks suffered a setback when currencies and markets in Asia collapsed. Investors came to believe the consequences of problems in this region would be limited, and the market moved ahead through the second quarter of 1998. In the third quarter, problems in Russia and Latin America emerged and investors were scared off once again. The Federal Reserve stepped in to lower rates and restore liquidity to the financial markets. This calmed investors and supported a strong fourth quarter rally.

Performance overall was spectacular, but there were wide performance disparities between industry groups, investment styles (growth versus value) and capitalization ranges (large versus small). A handful of large-cap companies led the market's advance. Growth stocks outperformed value investments. And technology companies were the clear winners among industry groups. Global commodity deflation caused stocks in the raw materials, basic industries and energy sectors to underperform.

In the bond market, the worrisome state of international markets touched off a flight to quality, with investors seeking the safe harbor of U.S.-issued debt securities, primarily Treasuries.

BALANCED PORTFOLIO
Comparison in change in value of a hypothetical $10,000 investment. Three-line graph here showing growth from 12.31.88 to 12.98
Social Balanced Portfolio                                           $33,570
S&P 500 Index Monthly Reinvested                                    $57,928
Lehman Aggregate Bond Index TR                                      $24,240

AVERAGE ANNUAL TOTAL RETURN
period ended 12.31.98
1 year               16.33%
5 year               14.58%
10 year              12.87%
since inception      11.60%
9.2.86

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

New Subadvisors assumed management of the Portfolio effective February 1995.

Fund Performance
We're pleased to report the Calvert Variable Series Social Balanced Portfolio outperformed its peer group average and benefited from positive 12-month returns from each asset class and both managers. For the 12 months, the Portfolio posted a gain of 16.33% (exclusive of any sales or account charges), ahead of the 14.79% return for the average variable annuity balanced fund tracked by Lipper. The Portfolio's asset allocation remained fixed at approximately 60% stocks, 40% bonds.

Strategy
Fixed Income Investments - Managed by Calvert Asset Management Company, Inc. Through early October, bond yields declined as the global crisis deepened and the flight to quality persisted. For a time, the non-government fixed-income market essentially closed down due to lack of demand. The bond portion of the Portfolio significantly underperformed the higher quality Lehman Index during this period.

Stock markets worldwide rallied, beginning with the Federal Reserve's easing of interest rates in late September and continuing as some stability returned to the fragile global markets. This allowed non-Treasury fixed-income products (corporates, mortgages, agencies, etc.) to rally significantly versus Treasuries. During the last two months of the year, the Portfolio's holdings rallied enough to erase about half of the underperformance experienced in the prior four months.

Given the volatile environment, the manager has taken steps to upgrade the Portfolio's credit quality in order to lessen the impact of any additional adverse world events. As we saw this year, the safest securities are the winners in uncertain times.

Equity Investments - Managed by NCM Capital Management, Inc.
NCM positioned their portion of the Portfolio defensively. They pared back positions in sectors dependent on the strength of the economy, including basic materials and industrials, and avoided energy stocks altogether. NCM increased exposure to less cyclical groups, including health care, communication services and consumer staples. This strategy allowed the Portfolio to post gains ahead of its benchmark, the Russell 3000 Index, for the year; however, it worked against the Portfolio in the strong fourth quarter rally.

The manager also cut back the Portfolio's exposure to technology stocks, fearing this highly volatile group might self-destruct as investors sought the safety of more predictable and less economically sensitive stocks. By November, it was apparent these stocks still had room to rise, and NCM began to selectively reinvest. By December, 25-26% of Portfolio assets managed by NCM were invested in the technology sector, versus about 18% for the market as a whole. With this change in strategy, the Portfolio was better able to participate in the year-end rally.

Results thus far indicate technology companies will post good first quarter profits. As spring approaches and sales typically slow in anticipation of the release of new products, NCM expects to gradually reduce their position. Proceeds will likely be redirected to financials. The Fed's easing bias and signs of stability in world economies bode well for this group. Currently, NCM's exposure to this sector is slightly less than that of the market's.

Outlook
We were pleased at our managers' ability to mitigate the effects of extremely volatile markets and obtain good returns in a climate where the best returns tended to come from just a handful of companies, industries or security types. Looking ahead, we expect stock and bond markets will remain choppy, as investors assess the strength of economies here and abroad, the Fed's willingness to keep rates low and the strength of company earnings. This Portfolio's balanced approach is a good way to participate in market opportunities and poses considerably less risk than an all-stock portfolio.


Sincerely,

/s/

Barbara J. Krumsiek
President and CEO


Calvert Social Balanced Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Balanced Portfolio. Performance of the two funds will differ.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social Balanced Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations, statement of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Calvert Social Balanced Portfolio, (one of the portfolios comprising Calvert Variable Series, Inc., hereafter referred to as the "Fund"), at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. Theses financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodian and brokers provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Baltimore, Maryland
January 29, 1999

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

Equity Securities - 60.2%                           Shares            Value
Banks - Major Regional - 2.2%
Banc One Corp.                                      75,680       $3,864,410
State Street Corp.                                  41,000        2,852,062
                                                                  6,716,472

Banks - Money Center - 1.4%
BankAmerica Corp.                                   72,500        4,359,062
                                                                  4,359,062

Computer - Hardware - 3.1%
Compaq Computer Corp.                               82,100        3,443,069
Gateway 2000, Inc. *                                30,100        1,540,744
International Business Machines Corp.               23,700        4,378,575
                                                                  9,362,388

Computer - Microsystems - 1.5%
Sun Microsystems, Inc. *                            51,700        4,426,812
                                                                  4,426,812

Computer - Networking - 1.1%
Cisco Systems, Inc. *                               37,250        3,457,266
                                                                  3,457,266

Computer - Peripherals - 1.2%
EMC Corp. *                       43,900         3,731,500
                                                                  3,731,500

Computer - Software - 5.2%
America Online, Inc. *                              23,600        3,776,000
BMC Software, Inc. *                                34,700        1,546,319
Microsoft Corp. *                                   44,440        6,163,272
Oracle Corp. *                                      97,935        4,223,447
                                                                 15,709,038

Consumer Finance - 0.5%
Countrywide Credit Industries, Inc.                 32,300        1,621,056
                                                                  1,621,056

Distributors - Food and Health - 2.0%
Cardinal Health, Inc.                               58,050        4,404,544
Sysco Corp.                                         60,200        1,651,738
                                                                  6,056,282

Electronic Companies - 0.8%
Cinergy Corp.                     71,100         2,444,062
                                                                  2,444,062



Equity Securities (cont'd)        Shares             Value
Electronics - Semiconductors - 1.4%
Intel Corp.                                         36,000       $4,268,250
                                                                  4,268,250

Financial - Diversified - 2.7%
Federal National Mortgage Assn.                     68,700        5,083,800
Umbono Investment Corp., Ltd. *^                 9,212,234        3,127,934
                                                                  8,211,734

Foods - 0.9%
Hershey Foods Corp.                                 45,900        2,854,406
                                                                  2,854,406

Health Care - Diversified - 1.7%
Johnson & Johnson                                   59,700        5,007,338
                                                                  5,007,338

Health Care - Pharmaceutical and Drugs - 6.3%
Amgen, Inc. *                     49,700         5,196,756
Merck & Co., Inc.                                   35,700        5,272,444
Schering Plough Corp.                               93,000        5,138,250
Watson Pharmaceuticals, Inc. *                      56,400        3,546,150
                                                                 19,153,600

Household Produces - Non-Durable - 1.1%
Dial Corp.                                         113,200        3,268,650
                                                                  3,268,650

Insurance - 1.3%
Conseco, Inc.                     39,500         1,207,219
Marsh & McLennan Cos., Inc.                         48,000        2,805,000
                                                                  4,012,219

Insurance - Multi-Line - 1.7%
American International Group, Inc.                  53,037        5,124,700
                                                                  5,124,700

Investment Management - 0.4%
Franklin Resources, Inc.                            35,600        1,139,200
                                                                  1,139,200

Manufacturing - Diversified - 2.0%
Tyco International, Ltd.                            80,100        6,042,544
                                                                  6,042,544

Medical - Information Systems - 1.4%
IMS Health, Inc.                                    58,300        4,398,006
                                                                  4,398,006

Multi-Media - 1.7%
Time Warner, Inc.                                   85,000        5,275,312
                                                                  5,275,312

Equity Securities (cont'd)                          Shares            Value
Personal Care - 0.9%
Gillette Co.                      55,400        $2,676,512
                                                                  2,676,512

Power Producers - 0.6%
CalEnergy Co., Inc. *                               49,000        1,699,688
                                                                  1,699,688

Printing - 0.7%
Donnelley (R. R.) & Sons, Co.                       49,500        2,168,719
                                                                  2,168,719

Real Estate Investment Trust - 0.5%
Highwoods Properties, Inc., Preferred, Series A      1,500        1,386,915
                                                                  1,386,915

Retail - Building Supplies - 1.9%
Home Depot, Inc.                                    96,140        5,882,566
                                                                  5,882,566

Retail - Department Stores - 0.9%
Dayton Hudson Corp.                                 50,500        2,739,625
                                                                  2,739,625

Retail - Discount Stores - 1.3%
Costco Cos., Inc. *                                 54,500        3,934,219
                                                                  3,934,219

Retail - Drug Stores - 1.1%
CVS Corp.                                           62,400        3,432,000
                                                                  3,432,000

Retail - Food Chains - 1.7%
Safeway, Inc. *                                     83,300        5,076,094
                                                                  5,076,094

Services - Commercial and Consumer - 0.6%
Block (H & R), Inc.                                 37,600        1,692,000
                                                                  1,692,000

Services - Data Processing - 0.9%
Automatic Data Processing, Inc.                     33,500        2,686,281
                                                                  2,686,281

Telephone - 7.0%
Century Telephone Enterprises, Inc.                 83,897        5,663,048
Lucent Technologies, Inc.                           38,600        4,246,000
MCI Worldcom, Inc.                                  80,438        5,771,426
SBC Communications, Inc.                           105,940        5,681,032
                                                                 21,361,506

Equity Securities (Cont'd)                          Shares            Value
Textiles - Apparel - 0.5%
Jones Apparel Group, Inc. *                         67,200       $1,482,600
                                                                  1,482,600

     Total Equity Securities (Cost $130,356,113)                182,858,622

                                                 Principal
Corporate Obligations - 33.8%                       Amount
AGL Capital Trust, 8.17%, 6/1/37                $1,000,000        1,021,360
Aetna Services, Inc., 5.66%, 11/29/99            1,000,000        1,003,054
Allmerica Financial Corp., 7.625%, 10/15/25      3,000,000        3,287,190
AMR Corp., 9.82%, 3/7/01                            25,000           26,920
Atlantic Mutual Insurance Co., 8.15%, 2/15/28    3,000,000        2,755,410
BankBoston Home Equity Loan Trust,
     6.46%, 4/25/12                              1,630,037        1,629,695
BNP US Funding, LLC, 7.738%, 12/31/491,000,000     964,974
Cendant Corp., 7.50%, 12/1/00                    1,000,000        1,008,307
Chase Manhattan Auto Owner Trust, 5.80%,
     1/15/02                                       500,000          502,830
Computer Associates International, Inc.,
     6.25%, 4/15/03                              2,000,000        1,992,416
Computer Associates International, Inc.,
     6.375%, 4/15/05                             3,000,000        2,968,530
Conseco, Inc., 6.40%, 2/10/03                    4,000,000        3,788,480
Dime Capital Trust I, 9.33%, 5/6/27              1,775,000        1,893,712
First Data Corp., 6.75%, 7/15/05                 1,000,000        1,048,750
First Data Corp., 5.80%, 12/15/08                2,000,000        1,975,920
Florida Residential Property, 7.25%, 7/1/02      1,000,000        1,033,250
Fugi JGB Investment, LLC, 9.87%, 12/31/49        3,500,000        2,555,000
Goldman Sachs Group, 7.875%, 1/15/031,000,000    1,063,028
Goldman Sachs Group, 6.625%, 12/1/042,000,000    2,056,840
Green Tree Financial Corp., 6.50%, 9/26/02       3,000,000        2,872,980
Greenpoint Capital Trust I, 9.10%, 6/1/27        1,000,000        1,037,460
GS Escrow Corp., 6.75%, 8/1/01                   1,750,000        1,735,388
Homeside Lending, Inc., 6.86%, 7/2/01            2,000,000        2,043,580
International Business Machines Corp., 5.25%,
         12/1/03                                 3,000,000        2,993,730
International Lease Finance Corp., 6.64%,
         2/1/00                                  1,000,000        1,012,280
Interpool, Inc., 6.625%, 3/1/03                  2,000,000        1,901,800
LG G Cap Corp., 5.75%, 11/1/01                   2,500,000        2,490,148
Mark IV Industries, Inc., 7.50%, 9/1/07          1,000,000          952,300
MCI Communications Corp., 6.125%, 4/15/02        1,500,000        1,521,120
MCN Investment Corp., 6.30%, 4/2/11              2,000,000        2,011,750
MCN Investment Corp., 6.35%, 4/2/12              1,000,000        1,008,004
Medpartners, Inc., 6.875%, 9/1/00                4,000,000        3,400,000
Merita Bank Ltd., 7.15%, 12/29/49                4,500,000        4,424,076
Nationsbank Corp., 7.75%, 8/15/04                1,500,000        1,637,955
National Rural Utilities Coop, 5.38%, 12/15/03   1,000,000          986,770
National Rural Utilities Coop, 5.75%, 12/1/08    4,700,000        4,704,723
North America Mtg, 7.315%, 8/25/03               1,000,000        1,017,490
Onbank Capital Trust I, 9.25%, 2/1/27            4,000,000        4,661,800
Paine Webber Group, Inc., 7.00%, 3/1/001,700,000 1,716,558
Paine Webber Group, Inc., 6.55%, 4/15/08         2,000,000        2,011,920
San Mateo, CA Redevelopment Agency,
     7.125%, 8/1/08                              3,585,000        3,791,138
Socgen Real Estate Co., L.L.C., 7.64%,
     12/29/49                                    4,500,000        4,218,750
Sovereign Bancorp, Inc., 6.75%, 9/1/00           1,250,000        1,255,050
Star Banc Corp., 5.86%, 11/6/01                  2,000,000        2,013,552
Sun Life CDA US Trust l, 8.526%, 5/29/49         4,000,000        4,334,120
Swedbank Sparbank Svenge, 7.50%, 9/27/49         1,000,000          975,693

                                                                  Principal
Corporate Obligations - (Cont'd)                    Amount            Value
Tokai Pfd Capital, LLC, 9.98%, 12/29/49$1,000,000 $850,000
Tyco International Group, 6.125%, 6/15/01        2,000,000        2,026,740
Xerox Corp., 5.25%, 12/15/03                     1,900,000        1,880,202
United Utilities, 6.875%, 8/15/28                  500,000          499,035
Zurich Capital Trust, 8.376%, 6/1/37             2,000,000        2,293,300

     Total Corporate Obligations (Cost $103,724,426)            102,855,078

U.S. Government Agencies
and instrumentalities - 1.1%
Federal Home Loan Mortgage Corp., 7.12%,
     6/25/28                                     1,000,000        1,034,238
Federal National Mortgage Assn., 7.19%,
     5/29/26                                       500,000          593,265
Federal National Mortgage Assn., 6.08%,
     9/1/28                                      1,050,000        1,088,335
WNH Ltd. Partnership, 9.40%, 10/1/99               705,000          724,860

     Total U.S. Government Agencies and Instrumentalities
         (Cost $3,474,903)                                        3,440,698

Municipal Obligations - 0.6%
Maryland State Economic Development Corp.,
     8.00%, 10/1/05                                905,000          941,544
Maryland State Economic Development Corp.,
     8.625%, 10/1/19                               750,000          883,065

     Total Municipal Obligations (Cost $1,655,000)                1,824,609

U.S. Treasury - 0.3%
U.S. Treasury Bonds, 5.25%, 11/15/28             1,000,000        1,023,360

     Total U.S. Treasury (Cost $1,015,308)                        1,023,360

Other Debt - 0.3%
Chickasaw Nation, Oklahoma, 10.00%,
     8/1/03 #                                      777,815          583,361
Umbono Investment, 10.00%, 1/16/02 ^             1,799,813          305,555

     Total Other Debt (Cost $1,131,830)                             888,916

Repurchase Agreements - 3.0%
Donaldson, Lufkin & Jenrette, 5.00%, 1/4/99
     (Collateral: $9,183,677, REVCO
     STRIPS, 10/15/02)                           9,000,000        9,000,000

     Total Repurchase Agreements (Cost $9,000,000)                9,000,000

              TOTAL INVESTMENTS
                  (Cost $250,357,580) - 99.3%                   301,891,283
              Other assets in excess of liabilities - 0.7%
2,063,124
              NET ASSETS - 100%                                $303,954,407


*    Non-income producing
#    This security is in default and was valued by the Board of Directors.
See Note A.
^    See note B.

Explanation of Guarantees:
LOC: Letter of Credit

Abbreviations:
VRDN: Variable Rate Demand Notes

See notes to financial statements.

BALANCED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets
Investments in securities, at value                            $301,891,283
Cash     60,057
Receivable for securities sold                                       61,245
Interest and dividends receivable                                 2,229,431
Other assets                                                          3,161
     Total assets                                               304,245,177

Liabilities
Payable to Calvert Asset Management Company, Inc.                   207,714
Payable to Calvert Shareholder Services, Inc.                         7,426
Accrued expenses and other liabilities                               75,630
     Total liabilities                                              290,770
         Net assets                                            $303,954,407

Net Assets Consist of:
Par value and paid-in capital applicable to 142,200,869
     shares of common stock outstanding; $1 par value,
     275,000,000 shares authorized                             $250,191,091
Undistributed net investment income (loss)                          714,433
Accumulated net realized gain (loss) on investments and
     foreign currency transactions                                1,513,368
Net unrealized appreciation (depreciation) on
     investments and foreign currencies and assets
     and liabilities denominated in foreign currencies           51,535,515

         Net Assets                                            $303,954,407

         Net Asset Value per Share                                   $2.138

BALANCED PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

Net Investment Income
Investment Income
     Interest income                                             $7,878,900
     Dividend income (net of foreign taxes of $3,333)             1,350,006
         Total investment income                                  9,228,906

Expenses
     Investment advisory fee                                      1,826,036
     Transfer agency fees and expenses                               78,934
     Directors' fees and expenses                                    24,590
     Custodian fees                                                  74,220
     Registration fees                                               38,305
     Reports to shareholders                                        189,387
     Professional fees                                               35,395
     Miscellaneous                                                   30,047
         Total expenses                                           2,296,914
         Fees paid indirectly                                      (57,479)
              Net expenses                                        2,239,435

                   Net Investment Income                          6,989,471

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
     Investments                                                 15,592,238
     Foreign currency transactions                                 (10,454)
                                                                 15,581,784

Change in unrealized appreciation or depreciation on:
     Investments and foreign currencies                          17,876,448
     Assets and liabilities denominated
         in foreign currencies                                        1,812
                                                                 17,878,260

              Net Realized and Unrealized Gain (Loss)            33,460,044

              Increase (Decrease) in Net Assets
              Resulting From Operations        $40,449,515

BALANCED PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                Year ended       Year ended
                                              December 31,     December 31,
Increase (Decrease) in Net Assets                     1998             1997
Operations
     Net investment income                      $6,989,471       $5,135,929
     Net realized gain (loss)                   15,581,784       10,577,885
     Change in unrealized appreciation
         or depreciation                        17,878,260       19,045,338

         Increase (Decrease) in Net Assets
         Resulting From Operations              40,449,515       34,759,152

Distributions to shareholders from
     Net investment income                     (6,779,908)      (5,000,858)
     Net realized gain on investments         (15,194,510)     (10,847,850)
         Total distributions                  (21,974,418)     (15,848,708)

Capital share transactions
     Shares sold                                54,108,882       44,260,144
     Reinvestment of distributions              21,974,418       15,848,708
     Shares redeemed                          (18,437,965)     (12,658,315)
         Total capital share transactions                        57,645,335
47,450,537

Total Increase (Decrease) in Net Assets         76,120,432       66,360,981

Net Assets
Beginning of year                              227,833,975      161,472,994
End of year (including undistributed net
     investment income of $714,433 and
     $515,324, respectively)                  $303,954,407     $227,833,975

Capital Share Activity
Shares sold                                     25,653,403       22,441,316
Reinvestment of distributions                   10,336,200        7,996,320
Shares redeemed                                (8,755,271)      (6,516,580)
     Total capital share activity               27,234,332       23,921,056

NOTES TO FINANCIAL STATEMENTS

Note A -- Significant Accounting Policies
General: Calvert Social Balanced Portfolio (formerly, Calvert Responsibly Invested Balanced Portfolio) (the "Portfolio"), a series of Calvert Variable Series, Inc. (formerly Acacia Capital Corporation) (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U.S. dollar exchange rate. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

At December 31, 1998, $583,361 or 0.2% of net assets were valued by the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U. S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on foreign denominated investments is included with the net realized and unrealized gain or loss on investments. Other foreign currency gains or losses are reported separately.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B -- Related Party Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .70% of the Portfolio's average daily net assets. The Portfolio pays a monthly performance fee of plus or minus up to .15%, on an annual basis, of average daily net assets of the performance period depending on the Portfolio's performance compared to the Lipper Balanced Funds Index.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $750 for each Board meeting attended plus an annual fee of $3,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Umbono Investment Corp., which is an affiliate because the Portfolio owns over 17% of the voting securities, was purchased at a cost of $2,544,511 for 9,212,234 shares.

Note C -- Investment Activity
During the year, purchases and sales of investments, other than short-term securities, were $1,383,214,876 and $1,337,497,546, respectively. U.S.
government security purchases were $847,477,413 and sales were $843,705,924.

The cost of investments owned at December 31, 1998, was substantially the same for federal income tax purposes and financial reporting purposes. Net unrealized appreciation aggregated $51,533,703, of which $55,311,183 related to appreciated securities and $3,777,480 related to depreciated securities.

As a cash management practice, the Portfolio may sell or purchase securities from other Portfolios managed by the Advisor. For the year ended December 31, 1998, the Portfolio effected transactions with other Calvert Portfolios, which resulted in net realized losses on sales of securities of $43,702. These purchases and sales transactions, executed at independently derived prices pursuant to Rule 17a-7 under the Investment Company Act of 1940, were $15,598,287 and $9,599,877, respectively.

Note D -- Line of Credit
A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus
 .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at December 31, 1998.

Note E -- Subsequent Event
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company ("Acacia Mutual"). Effective January 1, 1999, Acacia Mutual merged with and became a controlled subsidiary of Ameritas Acacia Mutual Holding Company.

Tax Information (Unaudited)
The Portfolio designates $14,786,976 as capital gain dividends paid during the fiscal year ended December 31, 1998.

For corporate shareholders of Calvert Social Balanced Portfolio, a total of 19.59% of the income dividends paid during the fiscal year ended December 31, 1998 qualifies for the dividends received deductions.

BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

                                             Years Ended
                            December 31,      December 31,     December 31,
                                    1998              1997             1996
Net asset value, beginning        $1.982            $1.774           $1.703
Income from investment operations
     Net investment income          .052              .047             .040
     Net realized and unrealized
         gain (loss)                .271              .309             .175
         Total from investment
              operations            .323              .356             .215
Distributions from
     Net investment income        (0.52)            (.047)           (.042)
     Net realized gains           (.115)            (.101)           (.102)
         Total distributions      (.167)            (.148)           (.144)
Total increase (decrease) in
     net asset value                .156              .208             .071
Net asset value, ending           $2.138            $1.982           $1.774

Total return                      16.33%            20.08%           12.62%
Ratios to average net assets:
     Net investment income         2.66%             2.66%            2.71%
     Total expenses +               .87%              .80%             .81%
     Net expenses                   .85%              .77%             .78%
Portfolio turnover                  539%              905%              99%
Net assets, ending
     (in thousands)             $303,954          $227,834         $161,473
Number of shares outstanding,
     ending (in thousands)       142,201           114,967           91,045

                                                     Years Ended
                                              December 31,     December 31,
                                                      1995             1994
Net asset value, beginning                          $1.440           $1.537
Income from investment operations
     Net investment income                            .050             .046
     Net realized and unrealized gain (loss)          .380           (.097)
         Total from investment operations             .430           (.051)
Distributions from
     Net investment income                          (.040)           (.046)
     Net realized gains                             (.127)               --
         Total distributions                        (.167)           (.046)
Total increase (decrease) in net asset value          .263           (.097)
Net asset value, ending                             $1.703           $1.440

Total return                                        29.87%          (3.30%)
Ratios to average net assets:
     Net investment income                           3.08%            3.39%
     Total expenses +                                 .83%               NA
     Net expenses                                     .81%             .80%
Portfolio turnover                                    163%              43%
Net assets, ending (in thousands)                 $110,237          $66,593
Number of shares outstanding,
     ending (in thousands)                          64,728           46,244

+    Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses. Total expenses are presented net of expense waivers and reimbursements.
NA   Disclosure not applicable to prior periods.

CALVERT GROUP AND THE YEAR 2000
PLANS AND PROGRESS

We are now less than a year away from the year 2000, a problematic date for computer systems coded for two-character year format. Entered as "00," the year 2000 would be processed as 1900, a mistake that could foul a variety of date-sensitive transactions.

As your mutual fund sponsor, our goal is make sure there is no interruption in the level of service you receive. In the summary below, we've outlined the steps Calvert Group is taking to ensure our systems perform reliably.

Step One--Assess Systems and Software. Develop an Action Plan
In 1997, we identified all systems, operating platforms and software potentially affected by the millennium bug. These included:

     Calvert Group systems--portfolio trading, sales contact and reporting and internal management reporting transfer agency systems--shareholder record-keeping and transaction processing subadvisor systems--investment accounting other third-party data and service systems.

We also formed a Y2K task force, led by Calvert's vice president of technology. This group has identified and prioritized our efforts to achieve year 2000 compliance.

Step Two--Test for Compliance. Repair Systems as Necessary.
Internal systems have been tested. We've made repairs and moved modified code into production. These systems are now fully compliant. Transfer agency systems were re-engineered for compliance in 1989. Recent tests indicate these are, in fact, compliant. The readiness of third-party systems, including subadvisor systems, has been evaluated. Based on information received from these groups, we have found no significant obstacles to compliance.

Step Three--Confirm Compliance. Finalize Contingency Plan.
Testing of transfer agency systems will continue through 1999 to ensure these remain compliant and continue to interact correctly with external systems and processes. The transfer agency has established a back-up site, should main systems fail, and compliance testing of these contingency measures are also underway. We are developing contingency plans to ensure that any unforeseen systems failures will not adversely affect our operations or inconvenience our shareholders.

For more information or to get an update on remediation and testing efforts, please visit us online at www.calvertgroup.com.